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                                                                   EXHIBIT 10.1

                                 AMENDMENT NO. 1

                                       TO

                                      LEASE

      This Amendment No. 1 to Lease ("Amendment No. 1"), made as of July 31, 1998, between Universal Health Realty Income Trust, a Maryland real estate investment trust ("Lessor"), having its principal office at 367 South Gulph Road, King of Prussia, Pennsylvania 19406, and Inland Valley Regional Medical Center, Inc., a California corporation ("Lessee"), which is a subsidiary of Universal Health Services, Inc., a Delaware corporation, amends the Lease, made as of December 24, 1986, between Lessor and Lessee (the "Lease"). Capitalized terms used herein which are not otherwise defined shall have the meanings assigned to such terms in the Lease.

                             W I T N E S S E T H:

      WHEREAS, the Lessor desires to make certain improvements to the Leased Property, as described in Exhibit 1 attached hereto, which improvements constitute a Capital Addition pursuant the Master Lease;

      WHEREAS, the Lessor and the Lessee desire to amend the Lease as it relates to the rights and obligations of the parties with respect to such Capital Addition upon expiration or earlier termination of the Lease;

      NOW, THEREFORE, the parties hereto agree as follows:

      1. There shall be added to the Lease a new Paragraph 10, which shall read as follows:

            "10. Certain Capital Additions. Notwithstanding any provision in the Master Lease or this Lease to the contrary, Lessor shall not be obligated to compensate Lessee pursuant to Section 10.2(c) of the Master Lease for any costs incurred by Lessee with respect to the improvements described in Exhibit 1 attached hereto."

      2. Except as expressly modified by this Amendment No. 1, all terms and conditions of the Lease shall remain in full force and effect.


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      IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized partners, trustees or officers as of the date first above written.

                                         LESSOR:

                                         Universal Health Realty Income Trust,
                                         a Maryland real estate investment trust


                                               By:  /s/ Cheryl K. Ramagano


                                         LESSEE:

                                         Inland Valley Regional
                                          Medical Center, Inc.,
                                         a California corporation


                                               By: /s/ Steve Filton